                                                                    EXHIBIT 10.7

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS

AMENDED, OR ANY OTHER SECURITIES LAWS. THEY MAY NOT BE SOLD, TRANSFERRED OR

OTHERWISE DISPOSED OF IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH

RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN EXEMPTION THEREFROM UNDER SUCH

ACT AND OTHER APPLICABLE SECURITIES LAWS.


                                     WARRANT

                          To Purchase 300,000 Shares of

                                  Common Stock,

                          par value $0.01 per share, of

               Avery Communications, Inc., a Delaware corporation


Warrant No. ________                                               May 27, 1997


         THIS IS TO CERTIFY that, for value received,  The Thurston Group, Inc.,

or  registered  assigns,  is entitled  upon the due exercise  hereof at any time after the Exercise Date (as  hereinafter  defined) and prior to the  Termination

Date (as  hereinafter  defined) to purchase  300,000 shares  (adjusted for stock

dividends,   stock   splits,   subdivisions,   combinations   or  other  similar

transactions)  of Common Stock, par value $0.01 per share ("Common  Stock"),  of

                                                            -------------

Avery  Communications,  Inc.,  a Delaware  corporation  (the  "Company"),  at an

                                                               -------

Exercise Price per share equal to $1.00.



1.       Definitions.

         -----------



         1.1 Definitions of other  Capitalized  Terms. The terms defined in this

             ----------------------------------------

Section 1.1,  whenever used and capitalized in this Warrant,  shall,  unless the context otherwise requires, have the following respective meanings:



         "Act" shall mean the Securities Act of 1933, as amended.

          ---



         "Assignment" shall mean the form of Assignment  appearing at the end of

          ----------

this Warrant.

         "Common Stock" shall mean the Common Stock,  par value $0.01 per share,

          ------------

of the Company.



         "Company"   shall  mean   Avery   Communications,   Inc.,   a  Delaware

          -------

corporation, and any successor corporation.



         "Exercise Date" shall mean May 27, 1997.

          -------------



         "Exercise  Price"  shall  mean the price per share of Common  Stock set

          ---------------

forth in the preamble to this Warrant.



         "Notice  of  Exercise"  shall  mean  the  form of  Notice  of  Exercise

          --------------------

appearing at the end of this Warrant.



         "Person" shall mean any  individual,  firm,  corporation,  partnership,

          ------

trust,  incorporated or unincorporated  association,  limited liability company,

joint  venture,  joint stock company or any other entity of any kind,  and shall include any successor, by merger or otherwise, of such entity.



         "Termination Date" shall mean May 27, 2002.

          ----------------



         "Warrant Register" shall have the meaning specified in Section 3.1.

          ----------------



         "Warrant  Shares"  shall  mean the  shares  of Common  Stock  issued or

          ---------------

issuable,  as case may be,  from time to time  upon  exercise  of this  Warrant,

including,  without limitation,  any securities issuable with respect thereto by way of  conversion,  stock  dividend  or  stock  split or in  connection  with a subdivision or combination of shares,  recapitalization,  merger, consolidation,

other reorganization or otherwise.



         1.2 Other Definitions.  The terms defined in this Section 1.2, whenever

             -----------------

used in this Warrant,  shall,  unless the context otherwise  requires,  have the following respective meanings:



         "corporation"  shall  include  an  association,  joint  stock  company,

          -----------

business trust or other similar organization.



         "shares"  of any  Person  shall  include  any and all shares of capital

          ------

stock of such Person of any class or other shares, interests,  participations or other equivalents (however designated) in the capital of such Person.



         "this  Warrant"  shall  mean,   and  the  words   "herein,"   "hereof,"

          -------------                                     ------      ------

"hereunder"  and words of similar  import shall refer to, this  instrument as it

 ---------

may from time to time be amended or supplemented.

2.       Exercise of Warrant.

         -------------------



         2.1  Right  to  Exercise;  Notice.  On the  terms  and  subject  to the

              -------------------

conditions  of this  Section , the holder  hereof  shall have the right,  at its option, to exercise this Warrant in whole or in part at any time or from time to time on or after the Exercise Date and prior to the Termination  Date,  provided that a partial  exercise  of this  Warrant  for less than the  entire  remaining amount of Warrant  Shares  issuable  under this Warrant shall be made only for a whole number of shares.



         2.2 Manner of  Exercise;  Issuance of Common  Stock.  To exercise  this

             -----------------------------------------------

Warrant, the holder hereof shall deliver to the Company (a) a Notice of Exercise duly executed by the holder hereof specifying the number of Warrant Shares to be purchased,  (b) an amount equal to the aggregate  Exercise Price for all Warrant

Shares to be purchased (the  "Aggregate  Exercise  Price") and (c) this Warrant.

                              --------------------------

Payment  of the  Aggregate  Exercise  Price  shall be made (i) by  certified  or official bank check payable to the order of the Company and drawn on a member of the New York  Clearing  House,  (ii) by wire transfer of  immediately  available funds  to an  account  specified  by the  Company  or  (iii)  by  converting  an unexercised  portion of this Warrant  representing the entitlement to purchase a number of shares  of Common  Stock  determined  by  dividing  (x) the  Aggregate

Exercise Price by (y) the excess of (I) the market price on the date of exercise of one share of Common Stock over (II) the Exercise Price.



         The current  market  price per share of Common Stock on any date is the average  of the  Quoted  Prices of the  Common  Stock  for the five  consecutive trading  days  commencing  ten  trading  days before the date in  question.  The

"Quoted  Price" of the Common Stock on any date is the last reported sales price

 -------------

of the Common Stock as reported by NASDAQ,  National  Market  System,  or if the

Common Stock is listed on a securities  exchange,  the last reported sales price of the Common Stock on such exchange which shall be for consolidated  trading if applicable to such exchange. In the absence of any such quotations, the Board of

Directors of the Company shall  determine the current  market price on the basis of such factors as it in  reasonable  good faith  considers  appropriate,  which determination  shall be binding on the  Company  and the holder  hereof  and, if applicable, its assignee or transferee.



         Upon  receipt of the items  referred to in the first  paragraph of this

Section 2.2, the Company  shall,  as promptly as  practicable,  and in any event within  five days  thereafter,  cause to be issued and  delivered  to the holder hereof (or its nominee) or the transferee  designated in the Notice of Exercise,

a  certificate  or  certificates  representing  the Warrant  Shares equal in the aggregate  to the number of Warrant  Shares  specified in the Notice of Exercise

(but not exceeding the maximum  number of shares  issuable upon exercise of this

Warrant). Such certificates shall be registered in the name of the holder hereof

(or its nominee) or in the name of such transferee,  as the case may be. If such certificates  are to be  issued in the name or names of  anyone  other  than the registered  holder (as shown on the books of the  Company) of the Warrant  being surrendered for exercise,  then, if required by the Company,  the holder thereof shall  deliver  with such Notice of Exercise an opinion of counsel to the effect that the sale, transfer, or assignment of such Warrant Shares is exempt from the requirements of the Act and applicable state securities laws, which opinion shall be addressed to the Company, provided at the expense of the holder of the Warrant  Shares to be  transferred  and provided by counsel reasonably  satisfactory to the Company and in the form and substance reasonably satisfactory to the Company.



         If this Warrant is exercised in part, the Company shall, at the time of delivery of such  certificate or  certificates,  issue and deliver to the holder hereof or the transferee so designated in the Notice of Exercise,  a new Warrant evidencing the right of the holder hereof or such  transferee to purchase at the

Exercise  Price the aggregate  number of Warrant Shares which the holder is then entitled to purchase hereunder, and this Warrant shall be cancelled.



         2.3  Effectiveness  of Exercise.  This Warrant  shall be deemed to have

              --------------------------

been exercised and such certificate or certificates  representing Warrant Shares shall be deemed to have been issued,  and the holder or transferee so designated in the Notice of Exercise shall be deemed to have become the holder of record of such Warrant Shares for all purposes, as of the close of business on the date on which the last of the Notice of Exercise,  the Aggregate Exercise Price and this

Warrant shall have been received by the Company.



         2.4 Fractional  Shares.  The Company shall not issue fractional Warrant

             ------------------

Shares or scrip representing fractional Warrant Shares upon any exercise of this

Warrant.  As to any  fractional  Warrant  Shares  which the holder  hereof would otherwise  be entitled to purchase  from the  Company  upon such  exercise,  the holder hereof would otherwise be entitled to purchase from the Company one share of Common Stock at a price equal to the Exercise  Price.  Payment of such amount shall be made in any manner  permitted  under Section at the time of delivery of any certificate or certificates deliverable upon such exercise.



3.       Registration, Transfer and Exchange; Legends.

         --------------------------------------------



         3.1  Maintenance of Registration  Books.  The Company shall keep at its

              ----------------------------------

principal executive office a register (the "Warrant Register") in which, subject

                                            ----------------

to such  reasonable  regulations as it may prescribe,  the Company shall provide for the  registration,  transfer and exchange of this  Warrant;  provided that a partial  exercise of the Warrant  for less than the entire  remaining  amount of

Warrant Shares issuable under this Warrant shall be made only for a whole number of shares. The Company shall not at any time close the Warrant Register so as to result in preventing or delaying the exercise or transfer of this Warrant.



         3.2 Transfer and Exchange.  Upon surrender for registration of transfer

             ---------------------

of this Warrant at such office, the Company shall, subject to applicable federal and state  securities  laws,  execute and deliver in the name of the  designated transferee or  transferees  one or more new Warrants  representing  the right to purchase at the Exercise Price a like aggregate number of Warrant Shares. At the option of the Holder hereof,  subject to applicable federal and state securities laws, this Warrant may be exchanged for other Warrants representing the right to purchase at the Exercise  Price a like  aggregate  number of Warrant Shares upon surrender  of  this  Warrant  at  such  office.  Whenever  this  Warrant  is  so surrendered  for  exchange,  the Company  shall execute and deliver the Warrants which the holder making the exchange is entitled to receive; provided that

                                                             --------

Warrant Shares issuable pursuant to the exchanged  Warrants shall be issuable in an amount representing a whole number of Warrant Shares. Every Warrant presented or surrendered for  registration of transfer or exchange shall be accompanied by an  Assignment  duly  executed  by  the  holder  thereof  or its  attorney  duly authorized in writing.  All Warrants issued upon any registration or transfer or exchange  of other  Warrants  shall be the  valid  obligations  of the  Company,

evidencing the same rights,  and entitled to the same benefits,  as the Warrants surrendered upon such registration of transfer or exchange.



         3.3 Replacement.  Upon receipt of evidence  reasonably  satisfactory to

             -----------

the Company of the loss,  theft,  destruction  or mutilation of this Warrant and

(a) in the case of any  such  loss,  theft  or  destruction,  upon  delivery  of indemnity  reasonably  satisfactory  to the Company in form and amount or (b) in the case of any such mutilation, upon surrender of this Warrant for cancellation at the office of the Company at which the Warrant Register is kept, the Company,

at its  expense,  will  execute  and  deliver,  in lieu  thereof,  a new Warrant representing the right to purchase at the Exercise Price a like aggregate number of Warrant Shares.



         3.4  Ownership.  The Company and any agent of the Company may treat the

              ---------

Person in whose name this Warrant is registered  on the Warrant  Register as the owner and holder  hereof  for all  purposes,  notwithstanding  any notice to the contrary,  except that, if and when this Warrant is properly  assigned in blank,

the Company may (but shall not be obligated  to) treat the bearer  hereof as the owner of this  Warrant  for all  purposes,  notwithstanding  any  notice  to the contrary.  This Warrant, if properly assigned,  may be exercised by a new holder without first having a new Warrant issued.



         3.5 Legend on Warrant Shares.  The Warrant Shares,  when issued,  shall

             ------------------------

bear the following legends:



                  "THESE   SECURITIES  HAVE  NOT  BEEN   REGISTERED   UNDER  THE

                   -------------------------------------------------------------

         SECURITIES ACT OF 1933, AS AMENDED,  OR ANY OTHER SECURITIES LAWS. THEY

         -----------------------------------------------------------------------

         MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF

         -----------------------------------------------------------------------

         A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER

         -----------------------------------------------------------------------

         SUCH ACT OR AN EXEMPTION  THEREFROM UNDER SUCH ACT AND OTHER APPLICABLE

         -----------------------------------------------------------------------

         SECURITIES LAWS."

         ---------------



         3.6      Certain Matters With Respect to Exercise.

                  ----------------------------------------



         (a)      If:



                  (i) the Company  consolidates or merges with, or transfers all or substantially  all of its assets to, another Person,  and stockholders of the

Company must approve the transaction; or



                  (ii) there is a dissolution or liquidation of the Company;

the holder of this  Warrant may want to  exercise it for shares of Common  Stock prior to the record date for or the effective date of the transaction so that he may receive the rights, warrants,  securities or assets which a holder of shares of Common Stock on that date may receive.  Therefore,  the Company shall mail to such holder,  first class, postage prepaid, a notice stating the proposed record or  effective  date,  as the case may be. The  Company  shall mail the notice at least thirty (30) days before such date.



         (b)  If the  Company  is  party  to a  consolidation  or  merger  which reclassifies or changes its Common Stock or to the sale of all or  substantially all of the assets of the Company,  upon  consummation of such  transaction  this

Warrant  shall  automatically  become  exercisable  for the kind and  amount  of securities,  cash or other assets  which the holder of this  Warrant  would have owned  immediately  after the sale,  consolidation or merger, if such holder had exercised the Warrant  immediately before the effective date of the transaction,

and an  appropriate  adjustment  (as determined by the Board of Directors of the

Company) shall be made in the  application  of the  provisions  herein set forth with  respect  to the  rights  and  interests  thereafter  of the holder of this

Warrant,  to the end that the  provisions  set forth herein shall  thereafter be applicable,  as nearly as reasonably  may be, in relation to any shares of stock or other securities or property thereafter  deliverable upon the exercise of the

Warrant.



4.       Various Covenants of the Company.

         --------------------------------



         4.1 No Impairment  or  Amendment.  The Company shall not by any action,

             ----------------------------

including,  without limitation,  amending its Certificate of Incorporation,  any reorganization,  recapitalization,  transfer of assets,  consolidation,  merger,

dissolution,  issue or sale of securities or any other action,  avoid or seek to avoid the  observance or  performance  of any of the terms of this Warrant,  but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or  appropriate  to protect the  rights of the  holder  hereof  against  impairment.  Without  limiting  the generality of the foregoing,  the Company (a) will not increase the par value of any Warrant  Shares above the amount payable  therefor upon such  exercise,  (b)

will take all such action as may be necessary or  appropriate  in order that the

Company may validly issue fully paid and nonassessable  Warrant Shares, (c) will obtain and maintain all such  authorizations,  exemptions  or consents  from any public  regulatory  body having  jurisdiction  as may be necessary to enable the

Company to perform its obligations under this Warrant and (d) will not issue any capital  stock or enter into any  agreement,  the terms of which  would have the effect,  directly or  indirectly,  of  preventing  the Company from honoring its obligations hereunder.



         So long as this Warrant is outstanding, the Company will acknowledge in writing,  in form satisfactory to the holder hereof,  the continued  validity of the Company's obligations hereunder.



         4.2 Reservation of Common Stock.  The Company will at all times reserve

             ---------------------------

and keep available,  solely for issuance, sale and delivery upon the exercise of this  Warrant,  such  number of shares of Common  Stock  equal to the  number of shares of Common  Stock  issuable  upon the exercise of this  Warrant.  All such shares of Common Stock shall be duly authorized and, when issued upon exercise of this Warrant and payment of the Exercise Price hereunder,  will be  validly  issued and fully  paid and  nonassessable  with no liability on the part of the holders thereof.



         4.3 Certain Expenses.  The Company and the holder of this Warrant shall

             ----------------

each pay its own  expenses in  connection  with the issue,  sale and delivery of this Warrant and any Warrant Shares.



5.       Miscellaneous.

         -------------



         5.1 Amendment and Waiver.

             --------------------



                  (a) No  failure  or delay on the part of the  Company,  or the holder hereof in exercising any right,  power or remedy  hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right,

power or remedy preclude any other or further  exercise  thereof or the exercise of any other  right,  power or  remedy.  The  remedies  provided  for herein are cumulative  and are not  exclusive of any remedies  that may be available to the

Company or the holder hereof at law, in equity or otherwise.



                  (b) Any  amendment,  supplement or  modification  of or to any provision of this Warrant,  any waiver of arty provision of this Warrant and any consent to any  departure  by any party from the terms of any  provision of this

Warrant,  shall be  effective  (i) only if it is made or  given in  writing  and signed by the Company and by the holder  hereof,  and (ii) only in the  specific instance for the specific  purpose for which made or given.  Except where notice is specifically required by this Warrant, no notice to or demand on any party in any case shall entitle any party hereto to any other or further notice or demand or similar or other circumstances.



         5.2  Notices.  Except as  otherwise  expressly  set forth  herein,  all

              -------

notices,  demands and other  communications  provided for or permitted hereunder shall be made in writing and shall be by  registered  or  certified  first-class mail,  return receipt  requested,  courier  service or personal  delivery at the addresses set forth below:



                  (a)      if to the holder of this Warrant:



                           The Thurston Group, Inc.

                           190 South LaSalle Street, Suite 1410

                           Chicago, IL  60603

                           Attention: Robert T. Isham, Jr.

                  (b)      if to the Company:



                           Avery Communications, Inc.

                           190 South LaSalle Street, Suite 1410

                           Chicago, IL  60603

                           Attention: Patrick J. Haynes, III



         Except as  otherwise  expressly  set forth  herein,  all such  notices,

demands  and  communications  shall be  deemed to have  been  duly  given:  when delivered by hand,  if  personally  delivered;  when  delivered  by courier,  if delivered by courier  service;  and five business days after being  deposited in the mail, postage prepaid,  if mailed. Any Person may, from time to time, change its address set forth in this Section 5.2 by sending a notice of the new address to the Persons set forth above.



         5.3 Remedies.  The Company  stipulates  that the remedies at law of the

             --------

holder of this Warrant in the event of any default or threatened  default by the

Company in the performance of or compliance with any of the terms of the Warrant are not and will not be adequate and that,  to the fullest  extent  permitted by law,  such  terms may be  specifically  enforced  by a decree  for the  specific performance  of any agreement  contained  herein or by an  injunction  against a violation of any of the terms hereof, or otherwise.



         5.4 Successors and Assigns. Subject to the restrictions on transfer set

             ----------------------

forth herein,  this Warrant and the rights  evidenced  hereby shall inure to the benefit of and be binding upon the successors and assigns of the Company and the holder of this Warrant,  to the extent provided herein, and shall be enforceable by such holder.



         5.5 Modification and  Severability.  If, in any action before any court

             ------------------------------

or agency  legally  empowered to enforce any  provision  contained  herein,  any provision  hereof is found to be  unenforceable,  then such  provision  shall be deemed modified to the extent  necessary to make it enforceable by such court or agency.  If any such  provision is  unenforceable  as set forth in the preceding sentence,  the  unenforceability  of such  provision  shall not affect the other provisions  of this  Warrant,  but this  Warrant  shall be  construed as if such unenforceable provision had never been contained herein.



         5.6 Entire  Agreement.  This Warrant is intended by the Company and the

             -----------------

holder  hereof as a final  expression  of their  agreement  and intended to be a complete and exclusive  statement of the  understanding of the parties hereto in respect of the subject  matter  contained  herein.  This Warrant  supersedes all prior  agreements and  understandings  between the Company and the holder hereof with respect to such subject matter.



         5.7  Headings.  The  headings of the  Sections of this  Warrant are for

              --------

convenience of reference  only and shall not, for any purpose,  be deemed a part of this Warrant.

         5.8  Governing  Law. This Warrant shall be governed by and construed in

              --------------

accordance  with  the laws of the  State  of  Delaware,  without  regard  to the principles of conflicts of law of such state.



         5.9 Jurisdiction.  The Company and the holder hereof hereby irrevocably

             ------------

agree that any legal  action or  proceeding  arising  out of or relating to this

Warrant or any agreements or transactions  contemplated  hereby shall be brought in the courts of the State of  Delaware  or of the United  States of America for

the  District  of  Delaware  and  hereby   expressly   submit  to  the  personal

jurisdiction  and venue of such courts for the  purposes  thereof and  expressly waive  any  claim of  improper  venue and any  claim  that  such  courts  are an inconvenient forum. The Company and the holder hereof hereby irrevocably consent to the service of process of any of the aforementioned  courts in any such suit,

action or proceeding by the mailing of copies thereof by registered or certified mail,  postage  prepaid,  to the address set forth in Section , such  service to become effective 10 days after such mailing.



         IN WITNESS WHEREOF,  the Company has caused this Warrant to be executed as an instrument under seal by its duly authorized  officer as of the date first above written





                                    AVERY COMMUNICATIONS, INC.





                                    By:________________________________

                                         Name:  Patrick J. Haynes, III

                                         Title:  Chairman

                           FORM OF NOTICE OF EXERCISE



               (To be executed only upon partial or full exercise

                             of the within Warrant)



The undersigned  registered holder of the within Warrant  irrevocably  exercises the within Warrant for and purchases  ________________ shares of Common Stock of

Avery Communications,  Inc., a Delaware corporation,  and herewith makes payment therefor  in the  amount  of  $_________  all at the  price and on the terms and conditions  specified in the within Warrant and in the manner elected below, and requests  that a certificate  for such shares hereby  purchased be issued in the name of and delivered to [(a) the undersigned or (b) __________________,]  whose address is  ____________________  and, if such shares  shall not include all the

Warrant Shares issuable as provided in the within Warrant, that a new Warrant of like tenor for the number of remaining  Warrant  Shares be issued in the name of and delivered to [(a) the undersigned or (b)  __________________]  whose address is ___________________________________.



Check one:



 _

|_|  The undersigned elects to pay the Exercise Price in cash.



 _

|_|  The undersigned  elects to pay the Exercise Price by conversion on the date this Notice of Exercise is given.



Dated:_________________________.





                                    [                                 ]







                                    By:________________________________

                                       (Signature of Registered Holder)





NOTICE:       The signature on this Notice of Exercise must  correspond with the name as  written  upon the  face of the  within  Warrant  in every particular,  without  alteration  or  enlargement  or  any  change whatever.